Exhibit 99.1

Joint Filer Information

Name:  Sofinnova Venture Partners V, L.P.
Address:  140 Geary Street, Tenth Floor
Designated Filer: Sofinnova  Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Sofinnova Venture Affiliates V, L.P.
Address: 140 Geary Street, Tenth Floor
Designated Filer: Sofinnova Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Sofinnova Venture Principals V, L.P.
Address: c/o Sofinnova Management V, LLC 140 Geary Street, Tenth Floor
Designated Filer: Sofinnova Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Sofinnova Management V, LLC
Address: 140 Geary Street, Tenth Floor
Designated Filer:  Sofinnova Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  James I. Healy
Address: 140 Geary Street, Tenth Floor
Designated Filer:  Sofinnova  Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Alain L. Azan
Address: 140 Geary Street, Tenth Floor
Designated Filer: Sofinnova  Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Eric P. Buatois
Address: 140 Geary Street, Tenth Floor
Designated Filer: Sofinnova Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Sofinnova Management VII, LLC
Address: 140 Geary Street, Tenth Floor
Designated Filer:  Sofinnova Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07

Name:  Sofinnova Venture Partners VII, L.P.
Address: 140 Geary Street, Tenth Floor
Designated Filer:  Sofinnova Venture Partners V, L.P.
Issuer and Ticker Symbol:  Anesiva, Inc. (ANSV)
Date of Event Requiring Statement:  12/18/07